Commitments and Contingencies	6 Months Ended
Jul. 31, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 11 - Commitments and Contingencies

The Company's commitments and contingencies include the usual claims and obligations of a wholesaler and distributor of coffee products in the normal course of a business. The Company may be, from time to time, involved in legal proceedings incidental to the conduct of our business. The Company is not involved in any litigation or legal proceedings as of July 31, 2012.

As part of the consideration between the Company and MCL for the Trademark License Agreement, effective March 31, 2010, the Company agreed to issue to MCL 10,000,000 shares of common stock of the Company as follows: 1,000,000 shares of the Company's common stock upon execution of such Agreement, and an additional 1,000,000 shares of common stock on each anniversary of the execution of the Trademark License Agreement for the following nine years, through March 31, 2019. As of July 31, 2012, the Company had issued 2,000,000 shares of Company's common stock to MCL and was obligated to issue an additional 1,000,000 shares of the Company's common stock to MCL. Effective upon the execution of the Fifty Six Hope Road Trademark License Agreement, the MCL Trademark License Agreement was terminated and the Company was under no further obligation to issue the remaining 7,000,000 shares of common stock of the Company to MCL as consideration under the MCL Trademark License Agreement.